SUNAMERICA STYLE SELECT SERIES, INC.

Supplement to the Statement of Additional Information dated February 28, 2001


	Under the section entitled "INDEPENDENT ACCOUNTANTS AND
LEGAL COUNSEL" - on page B-100 of the Statement of Additional
Information, the last sentence should be replaced in its entirety with the following:

The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund.



Dated:  June 1, 2001